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                                                                 EXHIBIT 10.20.1












                            LODGIAN, INC. 401(k) PLAN
                             AS AMENDED AND RESTATED
                        EFFECTIVE AS OF SEPTEMBER 1, 2003
                         (EXCEPT AS OTHERWISE PROVIDED)









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                                TABLE OF CONTENTS

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                                                                                                                PAGE

ss. 1. DEFINITIONS................................................................................................1

         1.1.     Account.........................................................................................1
         1.2.     Affiliate.......................................................................................1
         1.3.     Beneficiary.....................................................................................1
         1.4.     Board...........................................................................................1
         1.5.     Break in Service................................................................................1
         1.6.     Code............................................................................................1
         1.7.     Compensation....................................................................................1
         1.8.     Election........................................................................................2
         1.9.     Eligible Employee...............................................................................2
         1.10.    Eligible Participant............................................................................3
         1.11.    Employee........................................................................................3
         1.12.    ERISA...........................................................................................3
         1.13.    Forfeiture......................................................................................3
         1.14.    401(k) Account..................................................................................3
         1.15.    401(k) Contributions............................................................................3
         1.16.    Highly Compensated Employee.....................................................................3
         1.17.    Hour of Service.................................................................................4
         1.18.    Leased Employee.................................................................................5
         1.19.    Lodgian Stock...................................................................................5
         1.20.    Matching Account................................................................................5
         1.21.    Matching Contribution...........................................................................5
         1.22.    Nonhighly Compensated Employee..................................................................5
         1.23.    Participant.....................................................................................5
         1.24.    Participating Employer..........................................................................5
         1.25.    Plan............................................................................................5
         1.26.    Plan Administrator..............................................................................5
         1.27.    Plan Sponsor....................................................................................5
         1.28.    Plan Year.......................................................................................5
         1.29.    Rollover Account................................................................................5
         1.30.    Rollover Contribution...........................................................................6
         1.31.    Safe Harbor Matching Contribution...............................................................6
         1.32.    Safe Harbor Matching Contribution Account.......................................................6
         1.33.    Trust Agreement.................................................................................6
         1.34.    Trustee.........................................................................................6
         1.35.    Trust Fund......................................................................................6
         1.36.    Valuation Date..................................................................................6


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
         1.37.    Vested Benefit..................................................................................6
         1.38.    Year of Service.................................................................................6

ss. 2. PARTICIPATION..............................................................................................7

         2.1.     General Participation for 2002 Plan Year and Prior Years........................................7
         2.2.     General Participation After December 31, 2002...................................................7
         2.3.     Reemployment....................................................................................7
         2.4.     Change in Status................................................................................8
         2.5.     Not a Contract of Employment....................................................................8
         2.6.     USERRA..........................................................................................8

ss. 3. EMPLOYEE CONTRIBUTIONS.....................................................................................8

         3.1.     401(k) Contributions............................................................................8
                  (a)      General................................................................................8
                  (b)      Amount of 401(k) Contributions.........................................................8
                  (c)      401(k) Accounts........................................................................9
         3.2.     Rate Changes....................................................................................9
                  (a)      General................................................................................9
                  (b)      Change in Eligibility Status...........................................................9
                  (c)      Hardship Withdrawal....................................................................9
                  (d)      Leave of Absence.......................................................................9
         3.3.     Payment of 401(k) Contributions to Trustee......................................................9
         3.4.     Rollover Contributions..........................................................................9
                  (a)      General................................................................................9
                  (b)      Rollover Accounts......................................................................9

ss. 4. EMPLOYER CONTRIBUTIONS....................................................................................10

         4.1.     Employer Matching Contributions................................................................10
                  (a)      Matching Contributions for the 2002 Plan Year.........................................10
                  (b)      Safe Harbor Matching Contributions after December 31, 2002............................10
                  (c)      Application of Forfeitures............................................................10
                  (d)      No Matching Contributions or Safe Harbor Matching Contributions on Refunds............10
                  (e)      Allocation............................................................................11
         4.2.     Application of Suspense Account................................................................11
         4.3.     Top Heavy Contributions........................................................................11
         4.4.     Payment of Employer Contributions..............................................................11

ss. 5. ACCOUNT INVESTMENTS AND ALLOCATIONS.......................................................................11

         5.1.     General........................................................................................11
         5.2.     Investment Elections...........................................................................12
         5.3.     Amounts Available for Investment...............................................................12
         5.4.     Allocations to Accounts........................................................................12
         5.5.     Allocation Corrections.........................................................................12
         5.6.     Transition Period to Implement Plan Changes....................................................12


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
         5.7.     Special Rules Concerning Investment in Lodgian Stock Fund......................................13
                  (a)      Dividends.............................................................................13
                  (b)      Voting of Lodgian Stock and Other Similar Rights......................................13
                  (c)      Restrictions..........................................................................13

ss. 6. LIMITATIONS ON CONTRIBUTIONS AND ALLOCATIONS..............................................................14

         6.1.     Ordering Rule..................................................................................14
         6.2.     Code Section 415 Limitations...................................................................14
                  (a)      General...............................................................................14
                  (b)      Annual Additions......................................................................14
                  (c)      Coordination Rules....................................................................14
                  (d)      Corrections...........................................................................15
         6.3.     Code Section 402(g) Limitations................................................................15
                  (a)      This Plan and Other Affiliate Plans...................................................15
                  (b)      Other Plans or Arrangements...........................................................15
                  (c)      Action to Satisfy 402(g) Limitation...................................................16

ss. 7. PLAN BENEFITS.............................................................................................17

         7.1.     Participant....................................................................................17
                  (a)      Distribution Events...................................................................17
                  (b)      Vested Benefit........................................................................17
                  (c)      Vesting Schedule for Participants without an Hour of Service after March 31, 2002.....17
                  (d)      Vesting Schedule for Participants with an Hour of Service on or after April 1, 2002...18
                  (e)      Forfeiture............................................................................18
                  (f)      Reemployment..........................................................................18
         7.2.     Death of Participant...........................................................................19
         7.3.     In-Service Withdrawals.........................................................................19
                  (a)      Hardship Withdrawals..................................................................19
                  (b)      Age 59 1/2 Withdrawals................................................................21
                  (c)      Rollover Account Withdrawals..........................................................21
                  (d)      Limitations...........................................................................21

ss. 8. BENEFIT PAYMENT...........................................................................................22

         8.1.     Methods........................................................................................22
                  (a)      General...............................................................................22
                  (b)      Automatic Single Sum in Certain Cases.................................................22
                  (c)      Installment Rules.....................................................................23
                  (d)      Limitations...........................................................................23
                  (e)      Minimum Distribution Rule.............................................................23
         8.2.     Timing.........................................................................................28
                  (a)      General...............................................................................28
                  (b)      Deferral of Payment...................................................................28
                  (c)      Participant's Required Beginning Date.................................................29
                  (d)      Beneficiary...........................................................................29


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
         8.3.     Direct Rollover................................................................................29
                  (a)      Eligible Rollover Distribution........................................................29
                  (b)      Eligible Retirement Plan..............................................................30
                  (c)      Distributee...........................................................................30
                  (d)      Direct Rollover.......................................................................30
         8.4.     Claim for Benefit..............................................................................30
         8.5.     No Estoppel of Plan............................................................................30
         8.6.     Legally Incompetent............................................................................31
         8.7.     Missing Person.................................................................................31
         8.8.     Other Payment Rules............................................................................31
                  (a)      Withholding Obligations...............................................................31
                  (b)      Waiver of Notices.....................................................................31
                  (c)      Account Balance.......................................................................32
                  (d)      Order of Withdrawal...................................................................32
                  (e)      Reemployment..........................................................................32

ss. 9. NAMED FIDUCIARIES AND ADMINISTRATION......................................................................32

         9.1.     Named Fiduciaries..............................................................................32
         9.2.     Plan Administrator Appointment and Term of Office..............................................32
         9.3.     Organization of Plan Administrator.............................................................32
         9.4.     Plan Administrator Powers and Duties...........................................................33
                  (a)      General...............................................................................33
                  (b)      Liquidity Requirements................................................................33
                  (c)      Records...............................................................................33
                  (d)      Information from Others...............................................................33
         9.5.     Indemnification................................................................................33
         9.6.     Reporting and Disclosure.......................................................................34

ss. 10. DUTIES AND AUTHORITY OF TRUSTEE..........................................................................34

ss. 11. LOANS....................................................................................................34

         11.1.    Administration.................................................................................34
         11.2.    Statutory Requirements.........................................................................34
                  (a)      General...............................................................................34
                  (b)      Repayments............................................................................34
                  (c)      Limitations on Amounts................................................................34
         11.3.    Distribution and Default.......................................................................35
         11.4.    USERRA.........................................................................................35

ss. 12. AMENDMENT AND TERMINATION................................................................................35

         12.1.    Amendment......................................................................................35
         12.2.    Termination....................................................................................36

ss. 13. MISCELLANEOUS............................................................................................36

         13.1.    Headings and Construction......................................................................36
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
         13.2.    Nontransferability.............................................................................36
         13.3.    Benefits Supported Only by Trust Fund..........................................................36
         13.4.    Nondiscrimination..............................................................................37
         13.5.    Nonreversion...................................................................................37
         13.6.    Merger, Consolidation or Similar Transaction...................................................37
                  (a)      General...............................................................................37
                  (b)      Authorization.........................................................................37
                  (c)      No Annuities..........................................................................37
         13.7.    Qualified Domestic Relations Order.............................................................37
         13.8.    Top Heavy Plan.................................................................................38
                  (a)      Determination of Top-Heavy Status.....................................................38
                  (b)      Special Top Heavy Plan Rules..........................................................39

Appendix A.......................................................................................................42

Appendix B.......................................................................................................46


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                            LODGIAN, INC. 401(K) PLAN
                             AS AMENDED AND RESTATED
                        EFFECTIVE AS OF SEPTEMBER 1, 2003
                         (EXCEPT AS OTHERWISE PROVIDED)

         The Servico, Inc. 401(k) Plan (the "Plan") was adopted by Servico, Inc. ("Servico") effective July 1, 1984 and previously amended several times. Servico and Impac Hotel Group, LLC ("Impac") combined their respective businesses through a series of corporate mergers the result of which is that Servico and Impac became wholly-owned subsidiaries of Lodgian, Inc. ("Lodgian") effective on December 11, 1998. Effective January 1, 1999, Lodgian assumed sponsorship of the Plan and changed the name to the Lodgian, Inc. 401(k) Plan. The Plan was amended and restated effective as of January 1, 1997, subsequently amended, and again amended and restated effective as of January 1, 2002.

         This amendment and restatement of the Plan deletes the trust provisions in the Plan effective as of September 1, 2003, as such provisions are now in a separate trust agreement which is effective as of September 1, 2003.

                               ss. 1. DEFINITIONS

The following terms have the following meanings for purposes of this Plan.

1.1. Account -- means the bookkeeping account maintained for each Participant and, where appropriate, Beneficiary or alternate payee, to show his or her interest in this Plan.

1.2. Affiliate -- means the Plan Sponsor and any trade or business, whether or not incorporated, that is considered to be a single employer with the Plan Sponsor under Code Section 414(b), (c), (m) or (o). Solely for purposes of the Code Section 415 limitations in Section 6.2, the term Affiliate means each entity that would be an Affiliate if the phrase "more than 50%" is substituted for the phrase "at least 80%" each place it appears in Code Section 1563(a)(1).

1.3. Beneficiary -- means the person or persons so designated in accordance with Section 7.2 by a Participant or by operation of this Plan to receive any Plan benefits payable on account of the Participant's death.

1.4.     Board -- means the Board of Directors of the Plan Sponsor.

1.5. Break in Service -- means for an Employee any Plan Year during which he or she fails to complete more than 500 Hours of Service.

1.6. Code -- means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

1.7. Compensation -- means the sum of the Participant's "taxable wages" and "pre-tax contributions" received by the Participant for the portion of the Plan Year during which he or she


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was a Participant. Taxable wages are the wages and other compensation paid by the Affiliates to the Employee that are reportable as wages, tips and other compensation on Form W-2 or any other form that the Affiliate is required to provide the Employee under Code Sections 3401(a), 6041(d), 6051(a)(3) and 6052 excluding any severance payments. Pre-tax contributions are the Employee's 401(k) Contributions, and any other contributions or deferrals made on the Employee's behalf by an Affiliate to a Code Section 401(k) plan, Code Section 125 cafeteria plan or any other Affiliate plan or program that are excludible from the Participant's taxable income for the Plan Year under Code Sections 125, 132(f), 401(k), 402(h), 403(b), 414(v) or 457(b).

The annual Compensation of each Employee taken into account under the Plan will not exceed $200,000 as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17). The cost-of-living adjustment in effect for a calendar year applies to any Plan Year beginning in that calendar year. If a Plan Year consists of fewer than 12 months, this annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the Plan Year and the denominator of which is 12.

1.8. Election -- means an election or designation made on a form or by any other method authorized by the Plan Administrator, properly completed and timely delivered in accordance with rules adopted by the Plan Administrator from time to time.

1.9. Eligible Employee -- means each individual who is classified on the payroll of a Participating Employer as an Employee of that Participating Employer, other than:

         (a) an Employee who is included in unit of employees covered by a collective bargaining agreement, unless the agreement by specific reference to this Plan permits participation in this Plan;

         (b)      a Leased Employee;

         (c) an Employee who is a nonresident alien receiving no earned income from a Participating Employer from sources within the United States (as described more fully in Code Section 410(b)(3)(C)): or

         (d) an Employee who performs intermittent services for a Participating Employer and is classified in the job of "on-call" employee as reflected on the payroll of a Participating Employer.

Under no circumstances will an individual who performs services for a Participating Employer, but who is not classified on the payroll as an employee of the Participating Employer, for example, an individual performing services for a Participating Employer under a leasing arrangement or an independent contractor, be treated as an Eligible Employee, even if that individual is treated as an "employee" of a Participating Employer as a result of common law principals, the leased employee rules under Code Sections 414(n) or (o). Further, if an individual performing services for a Participating Employer is retroactively reclassified as an "employee" of a Participating Employer for any reason, the reclassified individual will not be treated as an Eligible Employee for any period prior to the actual date (and not the effective date) of the


                                      -2-
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reclassification unless the Participating Employer determines the reclassification is necessary to correct an inadvertent payroll classification error.

1.10.    Eligible Participant -- means for any Plan Year:

         (a) a Participant who is an Eligible Employee (or on an authorized leave of absence as an Eligible Employee) on the last day of that Plan Year; and

         (b) a Participant who has completed a Year of Service during such Plan Year.

For purposes of this Section 1.10, a Participant who terminated employment during the Plan Year due to death or after attaining age 65 shall be considered an Eligible Participant for such Plan Year. Further, if the Participating Employer elects to apply the provisions in Section 4.1(b) hereof for a Plan Year, Eligible Participant shall include for purposes of the Safe Harbor Matching Contribution any Participant who has made 401(k) Contributions during such Plan Year.

1.11. Employee -- means a person who is treated as an employee of an Affiliate either as a result of common law principles or under the leased employee rules of Code Section 414(n).

1.12. ERISA -- means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

1.13. Forfeiture -- means the dollar amount forfeited from an Account in accordance with this Plan.

1.14. 401(k) Account -- means the subaccount of a Participant's Account attributable to his or her 401(k) Contributions.

1.15. 401(k) Contributions -- means that part of a Participant's Compensation that is contributed to his or her 401(k) Account pursuant to his or her Election under Section 3.1.

1.16. Highly Compensated Employee -- means each Participant who performs services for an Affiliate during the Plan Year and who:

         (a) is a 5% owner of an Affiliate (as defined in Code Section 416(i)(1)(B)(i)) at any time during the Plan Year or the preceding 12-month period; or

         (b) receives Compensation in excess of $85,000 (adjusted for cost-of-living increases in accordance with Code Section 414(q)) for the preceding 12-month period.

The determination of which Participants are Highly Compensated Employees is subject to Code Section 414(q) and any regulations, rulings, notices or procedures under that section. In determining whether an Employee is a Highly Compensated Employee for any Plan Year, the Plan Administrator may use any alternatives and elections authorized under the applicable regulations, rulings or revenue procedures.


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1.17.    Hour of Service --

         (a)      General. The term Hour of Service means each hour for which an
         Employee:

                  (1) is paid, or entitled to payment, by an Affiliate for the performance of duties as an Employee;

                  (2) is directly or indirectly paid, or entitled to payment, by an Affiliate for a period of time when he or she performs no duties as an Employee due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence; and

                  (3) is paid for any reason an amount as back pay by an Affiliate, irrespective of mitigation of damages;

         (b)      Additional Rules.

                  (1) An Employee will not receive an Hour of Service credit for service performed for which he or she is paid, or entitled to payment, on account of a period during which he or she performs no duties as an Employee if the payment is made or is due under a plan maintained solely to comply with applicable worker's compensation laws, unemployment compensation laws or disability insurance laws.

                  (2) No more than 501 Hours of Service will be credited to an Employee for any single continuous period during which he or she performs no duties as an Employee.

                  (3) An Hour of Service will not be credited to an Employee on account of a payment that solely reimburses the Employee for medical, or medically related, expenses incurred by or on behalf of the Employee.

                  (4) Hour of Service credit, if any, for periods when no duties are performed as an Employee will be calculated in accordance with Section 2530.200b-2(b) and (c) of the Department of Labor Regulations, which are incorporated as part of this Plan by this reference.

                  (5) In lieu of actually recording each Hour of Service that is completed by an Employee that is exempt from the minimum wage and overtime requirements of the Federal Fair Labor Standards Act, that Employee will receive credit for 45 Hours of Service for each week in which he or she completes at least one Hour of Service. For each Employee who is not exempt from those requirements, Hours of Service credited for the performance of duties will be the actual number of Hours of Service completed by that Employee.


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1.18.    Leased Employee -- means an Employee (other than a common-law employee)
who has performed services for an Affiliate on a substantially full-time basis for a period of at least one year under the primary direction and control of the Affiliate pursuant to an agreement between the Affiliate and any other person, as determined under Code Section 414(n)(6).

1.19. Lodgian Stock -- means Lodgian, Inc. common stock, including any common stock substituted for a previously issued class of common stock, provided such stock is a "qualifying employer security" as defined in ERISA Section 407(d)(5). Such term shall not include any warrants to purchase or otherwise acquire Lodgian Stock, which rights shall be referred to herein as "Lodgian Warrants".

1.20. Matching Account -- means the subaccount of a Participant's Account attributable to Matching Contributions made prior to January 1, 2003.

1.21. Matching Contribution -- means the matching contribution made by a Participating Employer or the Plan Sponsor on behalf of the Participating Employer in accordance with Section 4.1(a) for Plans Years ending on or before December 31, 2002.

1.22. Nonhighly Compensated Employee -- means each Participant who performs services for an Affiliate during the Plan Year and who is not a Highly Compensated Employee.

1.23. Participant -- means (a) each Eligible Employee who has met the eligibility requirements to participate in this Plan pursuant to Section 2.1 and
(b) each other person (other than an alternate payee as defined in Code Section 414(p)(8) or a Beneficiary) for whom an Account is being maintained as a result of contributions made under this Plan or another plan that are transferred to this Plan pursuant to Section 13.6.

1.24. Participating Employer -- means the Plan Sponsor and any other Affiliate that, with approval of the Board, has adopted this Plan during such period that the adoption of the Plan is in effect.

1.25. Plan -- means this Lodgian, Inc. 401(k) Plan and Trust Agreement as set forth in this document and all subsequent amendments to this document.

1.26. Plan Administrator -- means the person, committee or entity appointed by the Board to administer this Plan on behalf of the Plan Sponsor as provided in Section 9. If no person, committee or entity is appointed, the Plan Sponsor shall be the Plan Administrator.

1.27. Plan Sponsor -- means Lodgian, Inc. or any successor organization to that company.

1.28.    Plan Year -- means the calendar year.

1.29. Rollover Account -- means the subaccount of a Participant's Account attributable to Rollover Contributions.


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

1.30. Rollover Contribution -- means an amount (or more than one amount) that qualifies as an eligible rollover distribution under Code Section 402(c)(4) that is transferred to this Plan under Section 3.5 other than after-tax contributions.

1.31. Safe Harbor Matching Contribution - means the contribution made by a Participating Employer in accordance with Section 4.1(b).

1.32. Safe Harbor Matching Contribution Account - means the subaccount of a Participant's Account attributable to Safe Harbor Matching Contributions.

1.33. Trust Agreement -- means the separate trust agreement adopted to govern the Trust Fund established as part of the Plan, as such agreement may be amended from time to time.

1.34. Trustee -- means the person or persons acting as trustee under the Trust Agreement.

1.35. Trust Fund -- means the assets held by the Trustee under the Trust Agreement.

1.36. Valuation Date -- means the last day of each Plan Year and any other date chosen by the Plan Administrator.

1.37. Vested Benefit -- means the sum of (a) the 401(k) Account, (b) the Rollover Account, (c) the Safe Harbor Matching Account, and (d) the vested portion of the Matching Account, as determined in accordance with Section 7.1.

1.38.    Year of Service --

         (a)      Vesting. For purposes of determining vesting service under
         Section 7.1 of this Plan, a Year of Service means each Plan Year during which an Employee is credited with at least 1,000 Hours of Service as an Employee. Any Year of Service completed before a period of 5 or more consecutive Break in Service shall be excluded for purposes of determining a Participant's vested percentage if the Employee's vested percentage in his or her Matching Account was zero at all times before such Breaks in Service.

         (b) Eligibility. For purposes of determining eligibility service under Sections 2.1 and 2.2 of this Plan, a Year of Service means a twelve-consecutive-month period during which an Employee completes no less than 1,000 Hours of Service beginning on the date on which the Employee first performs an Hour of Service upon his employment or reemployment with a Participating Employer or, in the event the Employee fails to complete 1,000 Hours of Service in that twelve-consecutive-month period, any Plan Year thereafter during which the Employee completes not less than 1,000 Hours of Service, including the Plan Year which includes the first anniversary of the date the Employee first performed an Hour of Service upon his employment or reemployment.

         (c) Service With All Related Employers. An Employee will be credited with service under this Plan for his or her service with all Affiliates.

         (d) Service With Predecessor Employers. An Employee will be credited with service under this Plan for his or her service with the employers identified in Appendix B on the same basis as is used to determine service with Affiliates.

                              ss. 2. PARTICIPATION

2.1.     General Participation for 2002 Plan Year and Prior Years.

         (a) Each Eligible Employee hired during the 2002 Plan Year will become a Participant on the January 1 or July 1 coinciding with or next following the date he or she:

                  (1)      attains age 21;
                  (2)      completes at least six months of service; and
                  (3) completes at least 500 Hours of Service in: i) the 6 month period immediately preceding July 1st or ii) the 12 month period immediately preceding January 1st.

         (b)      An Eligible Employee who does not satisfy the criteria in
         Section 2.1(a) in his or her first 12 months of employment shall become a Participant as of the first payroll period beginning on or after the first January 1 or July 1 coinciding with or next following the date he or she completes a Year of Service and attains age 21.

         (c) If an Employee is not an Eligible Employee on a January 1st or July 1st but has otherwise satisfied either Section 2.1(a) or (b), he or she will become a Participant as of the first day of the month thereafter on which he or she becomes an Eligible Employee.

         (d) Effective January 1, 2002, each Eligible Employee may make a Rollover Contribution to the Plan pursuant to Section 3.5 prior to becoming a Participant. An Eligible Employee may not make any 401(k) Contributions to the Plan prior to satisfying the requirements of this
         Section 2.1 or Section 2.2, notwithstanding any Rollover Contribution made to the Plan prior to an Eligible Employee becoming a Participant.

         (e) For Plan Years ending on or before December 31, 2001, participation in the Plan shall be determined under the terms of the Plan as then in effect.

2.2. General Participation After December 31, 2002. Each Eligible Employee hired after December 31, 2002 will become a Participant effective with the first payroll period beginning on or after the first day of the month coinciding with or next following the date he or she completes a Year of Service and attains age
21. If an Employee is not an Eligible Employee on such date, he or she will become a Participant as of the first payroll period beginning on or after the first day of the month coincident with or immediately following the date on which he or she becomes an Eligible Employee.

2.3. Reemployment. If a Participant terminates employment and is reemployed as an Eligible Employee, he or she will be reinstated as a Participant on the date of his or her reemployment.

Each other former Employee who is reemployed will become a Participant in accordance with the general rule in Sections 2.1 or 2.2, but his or her previous service shall be credited for purposes of determining his or her eligibility to participate upon reemployment if he or she had fewer than five consecutive Breaks in Service.

2.4. Change in Status. If the Plan Sponsor discovers that an individual was mistakenly treated as an Eligible Employee, it will cause the individual's 401(k) Contributions to be refunded as soon as practicable after the discovery. In no event will Matching Contributions or Safe Harbor Matching Contributions be made with respect to those refunded 401(k) Contributions.

If the Plan Sponsor discovers that an Eligible Employee was not treated as covered under the Plan, it will take any action that it deems appropriate and proper under the circumstances to remedy the omission as soon as practicable after the discovery.

2.5. Not a Contract of Employment. This Plan is not a contract of employment. Thus participation in this Plan will not give any person the right to be retained as an Employee or, upon termination of a person's employment, the right to any interest in the Trust Fund other than as expressly provided in this Plan.

2.6. USERRA. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

                          ss.3. EMPLOYEE CONTRIBUTIONS

3.1.     401(k) Contributions.

         (a) General. Subject to the rules and limitations in this Section 3 and in Section 6, each Eligible Employee who has met the applicable eligibility requirements in Section 2 may elect that his or her Participating Employer make 401(k) Contributions to this Plan on his or her behalf through payroll deductions, and 401(k) Contributions shall begin as soon as administratively possible on or after the date on which he or she has completed all election and enrollment forms required by the Plan Administrator. A Participant's initial contribution election will continue while the Participant is an Eligible Employee until the Participant changes the rate of his or her 401(k) Contributions in accordance with Section 3.3 or suspends his or her 401(k) Contributions in accordance with Section 3.4.

         (b) Amount of 401(k) Contributions. 401(k) Contributions must be made in 1% increments, from 1% to 10% prior to January 1, 2003 and up to 15% on or after January 1, 2003 of Compensation. The Plan Administrator has the right at any time unilaterally to reduce prospectively the amount or percentage of 401(k) Contributions elected by any Highly Compensated Employee or by all Highly Compensated Employees as a group if it determines that a reduction is appropriate in light of the applicable limitations under Section 6.

         (c) 401(k) Accounts. A Participant's 401(k) Contributions will be credited to his or her 401(k) Account.

3.2.     Rate Changes.

         (a) General. A Participant may change or suspend his or her rate of 401(k) Contributions at any time by following the procedures established by the Plan Administrator for rate changes.

         (b) Change in Eligibility Status. A Participant's 401(k) Contributions will automatically stop when he or she ceases to be an Eligible Employee. If a Participant's status thereafter changes to an Eligible Employee (whether by reemployment or otherwise), he or she may elect to resume 401(k) Contributions at any time by following the procedures established by the Plan Administrator.

         (c) Hardship Withdrawal. A Participant's 401(k) Contributions will be suspended for the six month period following a hardship withdrawal in accordance with Section 7.3(a)(4). A Participant may resume 401(k) Contributions at any time after the end of the suspension period. The suspension period for hardship withdrawals made prior to January 1, 2002 shall be twelve (12) months.

         (d) Leave of Absence. A Participant's 401(k) Contributions will continue to be deducted during any period of paid leave of absence during which the Participant continues to receive Compensation from a Participating Employer, provided he or she continues to be classified as an Eligible Employee during the leave. However, a Participant's 401(k) Contributions will be suspended during any period of unpaid leave of absence. A Participant returning from an unpaid leave may resume 401(k) Contributions at any time after he or she resumes active employment as an Eligible Employee.

3.3. Payment of 401(k) Contributions to Trustee. All 401(k) Contributions will be paid to the Trust Fund as soon as practicable after the related payroll deductions are made and, in any event, by the deadline, if any, established for making those payments under ERISA or the Code.

3.4.     Rollover Contributions.

         (a) General. An Eligible Employee may elect to contribute a Rollover Contribution to the Trust Fund, provided it is made by the Eligible Employee (or transferred to this Plan in a direct rollover from another plan): (a) in cash or in a form acceptable to the Trustee, and (b) in accordance with any rules that the Trustee and the Plan Administrator deem appropriate under the circumstances.

         (b) Rollover Accounts. A Participant's Rollover Contributions will be credited to his or her Rollover Account.

                          ss.4. EMPLOYER CONTRIBUTIONS

4.1.     Employer Matching Contributions.

         (a) Matching Contributions for the 2002 Plan Year. Subject to the rules and limitations in this Section 4 and in Section 6, the Board in its absolute discretion will determine the percentage, if any, of 401(k) Contributions made by its Eligible Participants that will be matched for each Plan Year and the maximum percentage or dollar limitation, if any, on those contributions. In no case will a Matching Contribution under this Section 4.1(a) be made in the same Plan Year as a Safe Harbor Matching Contribution under Section 4.1(b). Matching Contributions will be made only on behalf of Eligible Participants. This contribution will be made in cash as the Board may determine from time to time. No Matching Contribution will be made to the Plan for Plan Years beginning on or after January 1, 2003.

         (b) Safe Harbor Matching Contributions after December 31, 2002. Effective for Plan Years beginning after December 31, 2002, if the Plan Sponsor in its absolute discretion elects to have the Plan satisfy Code Sections 401(k)(12) and 401(m)(10), a Safe Harbor Matching Contribution will be made in cash for each payroll period during such Plan Year for each Eligible Participant in an amount equal to:

                  (1) one hundred percent (100%) of the first three percent (3%) of a Participant's Compensation deferred to the Plan pursuant to Section 3.1, and

                  (2) fifty percent (50%) of the next two percent (2%) of a Participant's Compensation deferred to the Plan pursuant to
                  Section 3.1.

         Within a reasonable period of time, before the beginning of the Plan Year, the Plan Administrator will notify each Eligible Employee that the Plan will comply with Code Sections 401(k)(12) and 401(m)(10), and shall provide such notice to other Employees as they become eligible to participate in the Plan in accordance with the requirements of Code Sections 401(k)(12) and 401(m)(10).

         (c) Application of Forfeitures. Forfeitures occurring in a Plan Year that are not used to make the corrective contributions and restorations described in Sections 7.1(e) and 8.7 will, at the Plan Sponsor's discretion, be used to reduce Matching Contributions or Safe Harbor Matching Contributions, or to pay Plan expenses.

         (d) No Matching Contributions or Safe Harbor Matching Contributions on Refunds. No Matching Contribution or Safe Harbor Matching Contribution will be made with respect to any 401(k) Contributions that are refunded under Section 6.3 or Appendix A to comply with the limitations under Code Sections 402(g) or 401(k). Any Matching Contributions and Safe Harbor Matching Contributions attributable to those refunded 401(k) Contributions that have actually been credited to the Participant's Matching Account or Safe Harbor Matching Account will be treated as a Forfeiture as soon as practicable after a determination is made that this corrective action is necessary.

         (e) Allocation. Matching Contributions made on an Eligible Participant's behalf for a Plan Year will be credited to his or her Matching Account as of the last day of that Plan Year. Safe Harbor Matching Contributions made on a Participant's behalf for a Plan Year will be credited to his or her Safe Harbor Matching Account each payroll period, or such time as determined by the Plan Sponsor in accordance with applicable sections of the Code and the regulations thereunder. The employer matching contribution described in section 4.2(c) of the prior plan document will be allocated in the 2002 Plan Year in accordance with such section of the prior plan document.

4.2. Application of Suspense Account. Excess amounts that are transferred to a Code Section 415 suspense account for a Plan Year under Section 6.2(d) will be treated as a Forfeiture for the current or next following Plan Year.

4.3. Top Heavy Contributions. If a determination is made that this Plan is top heavy under Section 13.8(a) for a Plan Year, the Participating Employers will contribute the amount, if any, needed to satisfy the minimum allocation requirements under Section 13.8(b). Those contributions will be credited as of the last day of that Plan Year to the affected Participants' Matching Accounts.

4.4. Payment of Employer Contributions. Except as otherwise provided herein, Matching Contributions and Safe Harbor Matching Contributions for a Plan Year shall be paid to the Trust Fund at the time determined by the Plan Sponsor in its discretion, but in no event later than the due date (including any extensions thereof) of the Plan Sponsor's or Participating Employer's federal income tax return for its taxable year ending with or within the Plan Year for which the contribution was made.

                   ss.5. ACCOUNT INVESTMENTS AND ALLOCATIONS

5.1. General. It is intended that Participants, Beneficiaries of deceased Participants and alternate payees will have an opportunity to direct the investment of their Accounts among investment funds selected by the Plan Sponsor or, at the discretion of the Plan Sponsor, a committee, which committee may be the same Committee referenced in Section 9.2, in accordance with Section 404(c) of ERISA. The Plan Sponsor or committee will select four or more investment funds to make available under the Trust Fund, and each such investment fund will be described for Participants in the summary plan description for this Plan or in such other materials as the Plan Sponsor or the committee deem suitable under the circumstances. Investment funds may be added or eliminated at any time by the Plan Sponsor or the committee. The investment funds may include, but are not limited to, (1) mutual funds, (2) collective investment funds, (3) the Lodgian Stock Fund and (4) the Lodgian Warrant Funds A and B (collectively the "Lodgian Warrant Funds"). Effective as of December 6, 2001, the Lodgian Stock Fund is closed to new investments. The Lodgian Warrant Funds are frozen investment funds that were established on December 3, 2002 solely for the purpose of holding Lodgian Warrants received by the Trust Fund on that date in connection with the court approved bankruptcy plan of reorganization of the Plan Sponsor. A Participant whose Account included an investment in the Lodgian Stock Fund on December 3, 2002, the date the Lodgian Warrants were received by the Trust Fund, shall automatically have a portion of his or her Account invested in the Lodgian Warrant Funds in the same proportion that his interest in the Lodgian Stock Fund bears to the total amount of all Accounts which are invested in the Lodgian Stock Fund at that time. The Lodgian Warrant Funds will remain frozen funds until the U.S. Department of Labor issues a prohibited transaction exemption which permits the sale and exercise of Lodgian Warrants at the direction of individual Participants who have an interest in the Lodgian Warrant Fund. No Lodgian Warrant may be exercised or sold except as permitted under the terms of such prohibited transaction exemption, the terms of which are incorporated into the Plan by reference. The assets of the Plan may be commingled for investment purposes in a group trust and with the assets of other plans whether or not the assets of this Plan will be held in a separate investment fund.

5.2. Investment Elections. Each Participant, Beneficiary of a deceased Participant and alternate payee will have the right to elect how his or her Account will be invested among the available investment funds in accordance with procedures established from time to time by the Plan Administrator. An individual may revise his or her investment Election at such times and in accordance with such procedures as are established by the Plan Administrator, which may include restrictions on the investment of Accounts in the Lodgian Stock Fund and the Lodgian Warrant Funds. An individual's Account will continue to be invested in accordance with his or her most recent investment Election until such Election is properly changed.

5.3. Amounts Available for Investment. Contributions under this Plan will not be treated as part of an Account for investment purposes until such contributions are actually received by the Trust Fund and posted on its records as available for investment by the Participant, Beneficiary or alternate payee.

5.4. Allocations to Accounts. Subject to the limitations in Section 6, all Accounts will be adjusted as of each Valuation Date for contributions, distributions, withdrawals and investment earnings or losses since the last Valuation Date in accordance with nondiscriminatory procedures for adjusting Account balances. Each Account will share in the investment earnings or losses for each investment fund based on the portion of the Account invested in that fund.

5.5. Allocation Corrections. If an error or omission is discovered in any Account, an appropriate equitable adjustment will be made to remedy the error or omission as soon as practicable after its discovery.

5.6. Transition Period to Implement Plan Changes. In connection with a change in record keepers, trustees, or other service providers for the Plan, a change in the methodology for valuing Accounts (including Lodgian Stock and/or Lodgian Warrants), a change in investment options, a plan merger or other circumstances, a temporary interruption in the normal operations of the Plan may be required in order to properly implement such change or merger or take action in light of such circumstances. In such event or under such circumstances, the Plan Administrator may take such action as it deems appropriate under the circumstances to implement such change or merger or in light of such circumstances, including authorizing a temporary interruption in a Participant's ability to obtain information about his or her Account, to take distributions from such Account and to make changes in the investment of that Account, provided the Plan

Administrator will take appropriate action as to give Participants, Beneficiaries of a deceased Participant and alternate payees advance notice in accordance with the requirements of ERISA as possible and to minimize the scope and length of the interruption in normal Plan operations. In addition, when changing investment options, the Plan Administrator will take such action as it deems appropriate under the circumstances to direct the investment of the funds pending completion by the Trustee and recordkeeper of the administrative processes necessary to transfer investment authority to the Participants, Beneficiaries of deceased Participants or alternate payees, including, but not limited to, mapping monies from old funds to new funds.

5.7. Special Rules Concerning Investment in Lodgian Stock Fund. Notwithstanding any other provision of the Plan to the contrary, the following rules shall apply to investments in the Lodgian Stock Fund.

         (a) Dividends. A Participant's allocation share of cash dividends (and other cash earnings) credited to the Lodgian Stock Fund will be reinvested in Lodgian Stock held in the Lodgian Stock Fund. Dividends on Lodgian Stock paid in the form of stock shall be credited to the Lodgian Stock Fund for allocation to Participant Accounts invested in such fund.

         (b) Voting of Lodgian Stock and Other Similar Rights. Each Participant may direct the Trustee as to the exercise of any voting or similar rights (including a response to a tender offer) attributable to whole shares of Lodgian Stock allocated to the Participant's Account through the Account's investment in the Lodgian Stock Fund. Participants shall communicate their voting or other directions to an agent appointed by the Employer for such purpose, and the agent shall communicate the instructions it receives from all Participants in total to the Trustee. Such instructions shall be held in confidence by the agent and Trustee and shall not be divulged to the Plan Sponsor, or any officer or employee thereof, or any other person except as required by law. Upon the timely receipt of voting or other instructions, the Trustee shall vote or tender the shares of Lodgian Stock held in the Participant's Account as directed by the Participants. The Trustee shall vote shares of Lodgian Stock for which it has received no direction from the Participant and partial shares allocated to Participant Accounts in accordance with instructions to the Trustee from the Employer or a committee appointed by the Employer. Unless the Employer or authorized committee determines otherwise, the Employer or authorized committee shall direct the Trustee to vote any partial shares allocated to a Participant's Account and shares for which the Participants have not given the agent timely voting instructions in proportion to the shares for which it receives voting directions from Participants. In the case of a tender offer, the Trustee shall only tender those shares for which a Participant has directed a tender and shares for which no Participant communication is timely received shall not be tendered.

         (c) Restrictions. The ability of a Participant or a Beneficiary to engage in transactions with respect to the Lodgian Stock allocated to his or her Account (within the Lodgian Stock Fund) will be subject to such restrictions as the Plan Administrator determines are necessary or appropriate to satisfy federal or state securities laws.

              ss. 6. LIMITATIONS ON CONTRIBUTIONS AND ALLOCATIONS

6.1. Ordering Rule. The allocation of contributions made under this Plan (other than Rollover Contributions) will be subject to the limitations of this
Section 6 as applied in the following order:

         (a)      the Code Section 415 limitations under Section 6.2,

         (b)      the Code Section 402(g) limitations under Section 6.3,

         (c) the Code Section 401(k) limitations for Highly Compensated Employees under Appendix A for Plan Years in which a Safe Harbor Matching Contribution is not made to the Plan; and

         (d) the Code Section 401(m) limitations for Highly Compensated Employees under Appendix A for Plan Years beginning prior to January 1, 2003.

6.2.     Code Section 415 Limitations.

         (a) General. The limitation year for purposes of Code Section 415 and the related regulations is the Plan Year. The total annual additions (as described in Section 6.2(b)) allocated to a Participant's Account for any Plan Year, when added to the contributions that are treated as made on behalf of the Participant for the Plan Year under the coordination rules in Section 6.2(c), will not exceed the lesser of:

                  (1)      100% of the Participant's compensation for the Plan
                  Year,

                  (2) $40,000, as adjusted for increases in the cost-of-living under Code Section 415(d), or

                  (3) any lesser amount as the Plan Sponsor deems necessary or appropriate to satisfy the requirements of Code Section 415 (including any applicable transition rules) in light of
                  Section 6.2(c) and any benefits accrued and any contributions made for the Participant under any other employee benefit plan maintained by an Affiliate.

         For purposes of this Section 6.2, the term "compensation" means compensation as defined in Code Section 415(c)(3).

         (b) Annual Additions. The term annual additions for a Plan Year means the total 401(k) Contributions (other than 401(k) Contributions refunded pursuant to Section 6.3), Matching Contributions, Safe Harbor Matching Contributions and Forfeitures allocated to a Participant's Account for that Plan Year. For purposes of this Section 6.2, any corrective allocations made under this Plan will be treated as annual additions in the Plan Year to which those allocations relate.

         (c) Coordination Rules. Any contributions allocated to an individual medical benefit account described in Code Section 415(l) and contributions credited under a welfare benefit fund maintained by an Affiliate for any year to a reserve for post-retirement medical benefits for a Participant who is a key employee (within the meaning of Code Section 416(i)) will be treated as a contribution made on his or her behalf under this Plan when, and to the extent, required under Code Sections 415 or 419A(d).

         (d) Corrections. If crediting contributions or Forfeitures to a Participant's Account would exceed the restrictions in this Section 6.2, the excess will be corrected in the following steps:

                  (1) by refunding unmatched 401(k) Contributions (and any investment gain attributable to those refunded contributions);

                  (2) by refunding matched 401(k) Contributions (and any investment gain attributable to those refunded contributions) and transferring the related Matching Contributions and Safe Harbor Matching Contributions to a Code Section 415 suspense account; and

                  (3)      by transferring any remaining excess to a Code
                  Section 415 suspense account.

         Amounts transferred to a Code Section 415 suspense account will not be allocated to the Participant's Account, but will be held unallocated in a separate suspense account and will be treated as a Forfeiture for the next Plan Year. The balance credited to the suspense account will be returned to the Participating Employers in the event this Plan is terminated prior to the date the suspense account has been applied in accordance with this Section 6.2.

         Any 401(k) Contributions refunded under this Section 6.2 will be disregarded for purposes of the Code Section 402(g) limitations under
         Section 6.3 and the Code Section 401(k) limitations under Appendix A.

6.3.     Code Section 402(g) Limitations.

         (a) This Plan and Other Affiliate Plans. A Participant's total 401(k) Contributions under this Plan and elective deferrals (within the meaning of Code Section 402(g)) under all other qualified plans, contracts and arrangements maintained by the Affiliates during any calendar year (other than amounts refunded to reduce a Code Section 415 excess under Section 6.2 or under those other plans) will not exceed the annual dollar limit under Code Section 402(g). If a Participant's 401(k) Contributions together with other elective deferrals exceed this limitation, the Participant will be deemed to have requested a refund from this Plan and the excess will be refunded in accordance with this
         Section 6.3.

         (b) Other Plans or Arrangements. Any elective deferrals (within the meaning of Code Section 402(g)) made for a calendar year on a Participant's behalf under plans or contracts of an employer that is not an Affiliate, such as another employer's Code Section 401(k) plan or Code Section 403(b) tax sheltered annuity, will be taken into account under this Plan for purposes of the limitations under this Section 6.3 if requested by the Participant and approved by the Plan Administrator.

         (c)      Action to Satisfy 402(g) Limitation.

                  (1) Refund Request. If a Participant's 401(k) Contributions and other elective deferrals described in
                  Section 6.3(a) and (b) for a calendar year exceed the Code
                  Section 402(g) dollar limit, he or she may request a refund of that excess (or, if less, the Participant's 401(k) Contributions deducted for that calendar year) by filing an Election no later than March 1 of the following calendar year. A Participant's Election under this Section 6.3(c) must specify the dollar amount of the excess and include a written statement that, absent the refund, the 401(k) Contributions made under this Plan and other elective deferrals described in
                  Section 6.3(a) and (b) will exceed the Code Section 402(g) limitation for the calendar year.

                  (2) Refund. Any refund timely requested or deemed requested under this Section 6.3 (adjusted for investment gain or loss) will be made no later than the April 15 that immediately follows the date the refund is requested or deemed requested.

                  (3) Treatment. Any 401(k) Contributions that exceed the Code Section 402(g) limit will be taken into account for purposes of the ADP Test under Appendix A even if the excess 401(k) Contributions are refunded in accordance with this
                  Section 6.3(c). However, excess 401(k) Contributions refunded to a Nonhighly Compensated Employee will not be taken into account for purposes of the ADP Test to the extent the excess arises solely from 401(k) Contributions under this Plan and elective deferrals under all other qualified plans, contracts and arrangements maintained by the Affiliates pursuant to Code
                  Section 401(a)(30). Excess 401(k) Contributions refunded under this Section 6.3 will not be taken into account for purposes of the Code Section 415 limitations under Section 6.2.

                  (4) Determination of Investment Gain or Loss. Refunds of excess elective deferrals will be adjusted for investment gain or loss for the Plan Year for which the deferrals were made in accordance with the regulations under Code Section 402(g) but will not be adjusted for investment gain or loss for the period between the end of the Plan Year and the date the deferrals are distributed.

                              ss.7. PLAN BENEFITS

7.1.     Participant.

         (a) Distribution Events. A Participant's Vested Benefit will be payable to the Participant in accordance with Section 8 upon his or her severance from employment (within the meaning of Code Section 401(k)). In addition, a Participant may request an in-service withdrawal from his or her Vested Benefit before those events in accordance with
         Section 7.3. Finally, distributions must begin to a Participant who is a 5% owner in accordance with Section 8.2(c).

         (b) Vested Benefit. A Participant's 401(k) Account, Rollover Account and Safe Harbor Matching Account are fully vested at all times. A Participant's Matching Account will become fully vested upon his or her:

                  (1)      death while an Employee,

                  (2) reaching age 65 (which is the normal retirement date under the Plan) while an Employee, or

                  (3) completing the number of Years of Service required to be fully vested in accordance with Section 7.1(c) or Section 7.1(d) as applicable.

         Otherwise, the vested portion of a Participant's Matching Account will be determined in accordance with the vesting schedule in Section 7.1(c) or Section 7.1(d) as applicable.

         (c) Vesting Schedule for Participants without an Hour of Service after March 31, 2002.

                  (1) General. The vested percentage of the Matching Contribution Account of a Participant who does not complete one Hour of Service after March 31, 2002 shall be determined in accordance with the following vesting schedule:

                           Full Years of Service        Vested Portion
                           ---------------------        --------------

                                less than 3                   0%
                                3                            20%
                                4                            40%
                                5                            60%
                                6                            80%
                                7 or more                   100%

                  (2) AMI Operating Partners, L.P. Vesting Schedule. The vested percentage of the portion of a Participant's Account which represents the employer matching account directly transferred to this Plan from the Winegardner & Hammons, Inc. Managed Properties Profit Sharing Plan - AMI Operating Partners as a result of the acquisition of AMI Operating Partner, L. P. by Servico, Inc. on May 28, 1998 shall be determined in accordance with the following vesting schedule:

                           Full Years of Service        Vested Portion
                           ---------------------        --------------

                                less than 2                   0%
                                2                            20%
                                3                            40%
                                4                            60%
                                5                            80%
                                6 or more                   100%

         (d) Vesting Schedule for Participants with an Hour of Service on or after April 1, 2002. The vested percentage of the Matching Contribution Account of a Participant who completed one Hour of Service on or after April 1, 2002 shall be determined in accordance with the following vesting schedule:

                           Full Years of Service        Vested Portion
                           ---------------------        --------------

                                less than 3                    0%
                                3 or more                    100%

         (e) Forfeiture. If a Participant has a severance from employment (within the meaning of Code Section 401(k)), the nonvested portion of his or her Account will be treated as a Forfeiture after the earlier of
         (1) the occurrence of 5 consecutive Breaks in Service or (2) the date his or her Vested Benefit is distributed from the Plan. For this purpose, a Participant whose Matching Account has a Vested Benefit of zero will be deemed to receive a distribution from the Plan of his or her Matching Account when he or she has a severance from employment.

         Forfeitures occurring in a Plan Year will be applied as soon as practicable in the following steps: (1) to make the corrective contributions and restorations called for under Sections 7.1(f) or 8.7,
         (2) to pay Plan expenses and (3) to offset Matching Contributions and Safe Harbor Matching Contributions in accordance with Section 4.1.

         (f)      Reemployment.

                  (1) Before Forfeiture. If a former Employee is reemployed before the nonvested portion of his or her Account has been treated as a Forfeiture, that nonvested portion will remain a part of his or her Account subject to the vesting rules of this Section 7.1.

                  (2) After Forfeiture. If a former Employee is reemployed as an Employee before he or she has 5 consecutive Breaks in Service but after the nonvested portion of his or her Account has been treated as a Forfeiture, that nonvested portion will be restored without interest as of the first Valuation Date after his or her reemployment if the Employee repays to the Plan the full amount of the distribution attributable to Matching Contributions before the earlier of i) 5 years after the first date on which the Employee is subsequently reemployed by the Employer or ii) the date the Employee incurs 5 consecutive Breaks in Service following the date of the distribution. Restorations will be made first from Forfeitures and then from new contributions by the Participating Employer. If a Participant was not vested in any portion of his or her Matching Account and was deemed to receive a cash out of such Matching Account under Section 7.1(e), the Participant's Matching Account shall be credited with the amount forfeited as of the first Valuation Date after his or her reemployment if he or she has not incurred five consecutive Breaks in Service.

7.2. Death of Participant. If a Participant dies before receiving payment in full of his or her Vested Benefit, the remaining balance of that Vested Benefit will be payable in accordance with Section 8 to his or her Beneficiary, determined in accordance with the following rules.

         (a) If the Participant is lawfully married at death, the Participant's Beneficiary will be the Participant's surviving spouse, except as otherwise provided below.

         (b) If the Participant is not lawfully married at death or if the Participant's surviving spouse consented in writing before a notary public to the designation of another person as the Participant's Beneficiary (or the Plan Administrator determines that spousal consent is not required under the Code or ERISA), the Participant's Beneficiary will be the person or persons so designated by a Participant in an Election.

         (c) If paragraphs (a) and (b) do not apply or if no Beneficiary designated under those paragraphs survives the Participant or can be located (after checking his or her last known mailing address) within 12 months after the Participant's death, the Participant's Beneficiary will be the personal representative of the Participant, provided the representative has qualified within 12 months after the Participant's death.

         (d) If paragraphs (a), (b) and (c) do not apply, the Participant's Beneficiary will be the Participant's heirs at law (including legally adopted children of the deceased Participant) who make their whereabouts known to the Plan Administrator within 12 months after the Participant's death.

If the Participant designates a Beneficiary in more than one Election, the most recent valid Election completed and received by the Plan Administrator before the Participant's death will control.

7.3.     In-Service Withdrawals.

         (a)      Hardship Withdrawals.

                  (1) General. Subject to the restrictions in Section 7.3(a)(5), a Participant who is an Employee may withdraw all or any part of his or her 401(k) Account, and

                  Rollover Account for a financial hardship. A hardship withdrawal will be granted if, and to the extent that, the Plan Administrator determines that the withdrawal is "necessary" to satisfy an "immediate and heavy financial need" as determined in accordance with this Section 7.3(a).

                  (2) Immediate and Heavy Financial Need. An "immediate and heavy financial need" means one or more of the following:

                           (i)      expenses for medical care described in Code
                           Section 213(d) incurred by the Participant or the Participant's spouse or dependents (as defined in Code Section 152) and amounts necessary for those individuals to obtain the medical care,

                           (ii) the purchase (excluding mortgage payments) of a principal residence for the Participant,

                           (iii) the payment of room and board, tuition and related educational fees for the next 12 months of post-secondary education for the Participant or the Participant's spouse, children or dependents (as defined in Code Section 152),

                           (iv) the prevention of the eviction of the Participant from his or her principal residence or the foreclosure on the mortgage of the Participant's principal residence or

                           (v) any other events that the Internal Revenue Service identifies as a deemed immediate and heavy financial need pursuant to the regulations under Code
                           Section 401(k).

                  (3) Withdrawal Necessary to Satisfy Need. A hardship withdrawal will be deemed to be "necessary" to satisfy an immediate and heavy financial need only if both of the following conditions are satisfied:

                           (i) The withdrawal will not exceed the amount of the need and any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the withdrawal.

                           (ii)     The Participant has obtained all
                           distributions and withdrawals (other than hardship withdrawals) and all nontaxable loans currently available from this Plan and all plans maintained by the Affiliates. However, a Participant will not be required to obtain a loan if the effect of the loan would be to increase the amount of the need.

                  (4) Suspension of Contributions and Adjusted Limits. If any portion of the hardship withdrawal comes from the Participant's 401(k) Account, for the 6 month period following the date of the withdrawal, the Participant cannot make any 401(k) Contributions under this Plan or elective deferrals, employee contributions or catch-up contributions under any other plans maintained by the Affiliates. For this purpose, "other plans" means all qualified and nonqualified plans of deferred compensation, including a stock option, stock purchase or other similar plan, but excluding a health or welfare benefit plan (even if it is part of a cafeteria plan described in Code Section 125). The contribution suspension period shall be twelve (12) months for a hardship withdrawal made prior to January 1, 2002.

                  (5) Restrictions On Hardship Withdrawals. A Participant's hardship withdrawals are subject to the following restrictions:

                           (i) Investment gain on 401(k) Contributions made after January 1, 1989 are not available for hardship withdrawals.

                           (ii) Effective January 1, 2003, a Participant may only make two hardship withdrawals per Plan Year.

                  (6) Procedures. Any hardship withdrawal Election must be made in writing, describe in detail the nature of the hardship and the amount needed as a result of the hardship and must include any additional information that the Plan Administrator requests consistent with this Section 7.3(a).

                  Finally, the hardship withdrawal rules in this Section 7.3(a) are intended to satisfy the safe harbor requirements in the Code Section 401(k) regulations, and the Plan Administrator has the power to implement written procedures to modify these rules and to adopt additional rules to the extent permissible under those regulations.

                  (7) Any withdrawal under this subsection 7.3(a) shall not be eligible for a direct rollover under Section 8.3.

         (b) Age 59 1/2 Withdrawals. A Participant who is an Employee may make an Election to withdraw all or any portion of his or her Vested Benefit on or after reaching age 59 1/2. A Participant may only make one age 59 1/2 withdrawal in a Plan Year.

         (c) Rollover Account Withdrawals. A Participant who is an Employee may make an Election to withdraw all (but not less than all) of his or her Rollover Account at any time.

         (d) Limitations. If at anytime the Plan Administrator imposes restrictions on the sale of Lodgian Stock pursuant to Section 5.2, the portion of a Participants' Account invested in the Lodgian Stock Fund will not be considered in the amount available for withdrawal under this Section 7.3. Similarly, any interest in the Lodgian Warrant Funds will also be disregarded for in-service withdrawal purposes under this
         Section 7.3 at anytime when the Lodgian Warrants may not be sold or exercised. All in-service withdrawals will be made in a cash lump sum.

                             ss.8. BENEFIT PAYMENT

8.1.     Methods.

         (a) General. A Participant's Vested Benefit that becomes payable under Section 7 will be paid to the Participant or, in the event of his or her death, to his or her Beneficiary in one of the following methods, as specified in an Election made by the Participant or Beneficiary, as applicable:

                  (1)      a single sum; or

                  (2) installment distribution consisting of approximately equal annual or more frequent installments over a maximum of 10 years, not to exceed the life expectancy of the Participant.

         If an installment option is available, and a Participant makes a valid Election to receive installments, the installment rules of Section 8.1(c) shall apply. Notwithstanding the forgoing, the installment distribution option in Section 8.1(a)(2) will be eliminated effective February 1, 2004.

         A Participant may elect to receive his or her Vested Benefit in either
         a) cash, b) Lodgian Stock to the extent his or her Account is invested in the Lodgian Stock Fund at the time of the distribution, or c) a combination of cash and Lodgian Stock, unless distribution in Lodgian Stock is not permitted by applicable law. No distribution will be made of Lodgian Warrants or the portion of a Participant's Account which is invested in the Lodgian Warrant Funds until the Lodgian Warrants are sold or exercised and cash is substituted for such Lodgian Warrants in the Lodgian Warrant Funds. Distributions of Lodgian Stock may only be made in whole shares and cash shall be distributed for partial shares.

         (b) Automatic Single Sum in Certain Cases. Notwithstanding anything to the contrary in this Section 8:

                  (1) any in-service withdrawals under Section 7.3 will be made in a single sum;

                  (2) any distribution will be made in cash in a single sum if the value of the Vested Benefit (excluding the value of any Rollover Account) is $5,000 or less.

                  (3) if a Participant continues to participate in the Plan after being paid in a single sum upon his or her required beginning date (as described in Section 8.2(c)), any additional amounts allocated to the Participant's Account will be paid in a single sum no later than the date required under Code Section 401(a)(9) or the related regulations.

         (c)      Installment Rules.

                  (1) Distributions Beginning Before Death. If the Participant dies after installments have started but before the Vested Benefit has been paid in full, the remaining Vested Benefit will be distributed to his or her Beneficiary in installments at least as rapidly as the installments were being distributed to the Participant at his or her death.

                  (2) Distributions Beginning After Death. The following rules apply if the Participant dies before distribution of his or her Vested Benefit has started:

                           (i)      For installments payable to the
                           Participant's surviving spouse, the installment period may not exceed the spouse's life expectancy.

                           (ii) For installments payable to a Beneficiary who is not the Participant's spouse, the installment period may not exceed the period ending on December 31 of the calendar year containing the fifth anniversary of the date of the Participant's death.

                  (3) Life Expectancy. A Participant's life expectancy and the life expectancy of the Participant's Beneficiary or spouse will be calculated in accordance with the tables under Code
                  Section 72. Life expectancies will not be recalculated.

                  (4) Acceleration. The remaining Vested Benefit will be paid in a single sum if this Plan is terminated or if the Participant (or, in the event of his or her death, his or her Beneficiary) so requests.

         (d) Limitations. If at anytime the Plan Administrator imposes restrictions on investments in the Lodgian Stock Fund pursuant to
         Section 5.2, the portion of a Participant's Account invested in the Lodgian Stock Fund will not be considered in the amount available for a distribution under this Section 8.1. Similarly, any interest in the Lodgian Warrant Funds will not be available for distribution until the Lodgian Warrants have been sold or exercised as provided herein.

         (e)      Minimum Distribution Rule.

                  (1) Effective Date. The provisions of this Section 8.1(e) will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

                           (i) Precedence. The requirements of this Section 8.1(e) will take precedence over any inconsistent provisions of the Plan. However, the only benefit payment options available from the Plan are contained in Section 8.1(a). This Section 8.1(e) does not provide for any benefit payment options that are not provided for in Section 8.1(a).

                           (ii) Requirements of Treasury Regulations Incorporated. All distributions required under this
                           Section 8.1(e) will be determined and made in accordance with the Treasury regulations under Code
                           Section 401(a)(9).

                           (iii)    TEFRA Section 242(b)(2) Elections.
                           Notwithstanding the other provisions of this Section 8.1(e), distributions may be made under a designation made before January 1, 1984, in accordance with
                           Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to section 242(b)(2) of TEFRA.

         (2)      Time and Manner of Distribution.

                  (i) Required Beginning Date. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date as defined in Section 8.2(c).

                  (ii) Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

                           (A) If the Participant's surviving spouse is the Participant's sole designated Beneficiary, then, if the Vested Benefit is payable to the spouse in installments, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70-1/2, if later.

                           (B) If the Participant's surviving spouse is not the Participant's sole designated Beneficiary, distributions to the designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died. Alternatively, distribution to the designated Beneficiary is not required to begin by the date specified above, if the Participant's entire vested interest will be distributed to the designated Beneficiary by the December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                           (C) If there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                           (D) If the Participant's surviving spouse is the Participant's sole designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 8.1(e)(2), other than Section
                                    8.1(e)(2)(ii)(A), will apply as if the
                                    surviving spouse were the Participant.

                  For purposes of this Section 8.1(e)(2) and Section 8.1(e)(4), unless Section 8.1(e)(2)(ii)(D) applies, distributions are considered to begin on the Participant's Required Beginning Date. If Section 8.1(e)(2)(ii)(D) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 8.1(e)(2)(ii)(A).

                  (iii) Forms of Distribution. Unless the Participant's interest is distributed in the form of a single sum on or before the Required Beginning Date, as of the first distribution calendar year distributions will be made in accordance with Section 8.1(e)(3) and (4).

         (3)      Required Minimum Distributions During Participant's Lifetime.

                  (i) Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

                           (A) the quotient obtained by dividing the Participant's Account balance by the distribution period in the Uniform Lifetime Table set forth in Treasury Regulation 1.401(a)(9)-9, using the Participant's age as of the Participant's birthday in the distribution calendar year; or

                           (B) if the Participant's sole designated Beneficiary for the distribution calendar year is the Participant's spouse, the quotient obtained by dividing the Participant's Account balance by the number in the Joint and Last Survivor Table set forth in Treasury Regulation 1.401(a)(9)-9 using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the distribution calendar year.

                  Required minimum distributions will be determined under this
                  Section 8.1(e)(3) beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death.

         (4)      Required Minimum Distributions After Participant's Death.

                  (i)      Death On or After Date Distributions Begin.

                           (A)      Participant Survived by Designated
                                    Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated Beneficiary, determined as follows:

                                    (1)      The Participant's remaining life
                                             expectancy is calculated using the
                                             age of the Participant in the year
                                             of death, reduced by one for each
                                             subsequent year.

                                    (2)      If the Participant's surviving
                                             spouse is the Participant's sole
                                             designated Beneficiary, the
                                             remaining life expectancy of the
                                             surviving spouse is calculated for
                                             each distribution calendar year
                                             after the year of the Participant's
                                             death using the surviving spouse's
                                             age as of the spouse's birthday in
                                             that year. For distribution
                                             calendar years after the year of
                                             the surviving spouse's death, the
                                             remaining life expectancy of the
                                             surviving spouse is calculated
                                             using the age of the surviving
                                             spouse as of the spouse's birthday
                                             in the calendar year of the
                                             spouse's death, reduced by one for
                                             each subsequent calendar year.

                                    (3)      If the Participant's surviving
                                             spouse is not the Participant's
                                             sole designated Beneficiary, the
                                             designated Beneficiary's remaining
                                             life expectancy is calculated using
                                             the age of the Beneficiary in the
                                             year following the year of the
                                             Participant's death, reduced by one
                                             for each subsequent year.

                           (B)      No Designated Beneficiary. If the
                                    Participant dies on or after the date
                                    distributions begin and there is no
                                    designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                           (ii)     Death before Date Distributions Begin.

                                    (A)      Participant Survived by Designated
                                             Beneficiary. If the Participant
                                             dies before the date distributions
                                             begin and there is a designated
                                             Beneficiary, the minimum amount
                                             that will be distributed for each
                                             distribution calendar year after
                                             the year of the Participant's death
                                             is the quotient obtained by
                                             dividing the Participant's Account
                                             balance by the remaining life
                                             expectancy of the Participant's
                                             designated Beneficiary, determined
                                             as provided in Section
                                             8.1(e)(4)(i).

                                    (B)      No Designated Beneficiary. If the
                                             Participant dies before the date
                                             distributions begin and there is no
                                             designated Beneficiary as of
                                             September 30 of the year following
                                             the year of the Participant's
                                             death, distribution of the
                                             Participant's entire interest will
                                             be completed by December 31 of the
                                             calendar year containing the fifth
                                             anniversary of the Participant's
                                             death.

                                    (C)      Death of Surviving Spouse Before
                                             Distributions to Surviving Spouse
                                             Are Required to Begin. If the
                                             Participant dies before the date
                                             distributions begin, the
                                             Participant's surviving spouse is
                                             the Participant's sole designated
                                             Beneficiary, and the surviving
                                             spouse dies before distributions
                                             are required to begin to the
                                             surviving spouse under Section
                                             8.1(e)(2)(ii)(A), this Section
                                             8.1(e)(4) will apply as if the
                                             surviving spouse were the
                                             Participant.

         (5)      Definitions.

                  (i) Designated Beneficiary. The individual who is designated as the Beneficiary under Section 1.3 and is the designated Beneficiary under Code Section 401(a)(9) and Treasury Regulation 1.401(a)(9)-4, Q&A-1.

                  (ii) Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 8.1(e)(2)(ii). The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that distribution calendar year.

                  (iii) Life Expectancy. Life expectancy as computed by use of the Single Life Table in Treasury Regulation 1.401(a)(9)-9.

                  (iv) Participant's Account Balance. The Account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The Account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

         (6)      Required Beginning Date. The date specified in Section 8.2(c).

8.2.     Timing.

         (a) General. A Participant's Vested Benefit will become payable as soon as practicable after the occurrence of an event described in
         Section 7. As a general rule, a Participant's Vested Benefit will be paid to him or her as soon as practicable after he or she has a severance from service, subject to the following:

                  (1) The Participant's consent to payment will not be required if the value of the Vested Benefit (excluding the value of any Rollover Account) is $5,000 or less.

                  (2) No payment will be made without the Participant's consent before the Participant's required beginning date (as described in Section 8.2(c)) if the value of the Vested Benefit (excluding the value of any Rollover Account) exceeds $5,000.

         (b) Deferral of Payment. Unless the Participant elects otherwise, payment of a Participant's Vested Benefit will not be delayed beyond the 60th day after the close of the Plan Year in which the latest of the following events occurs:

                  (1) the date on which the Participant attains age 65 (which is the normal retirement date under the Plan);

                  (2) the tenth anniversary of the Participant's participation in the Plan; and

                  (3)      the date the Participant separates from service.

         However, unless he or she consents to an earlier distribution, the Participant will be deemed to have elected to defer payment of his or her Vested Benefit (which deemed election will be in lieu of a written election described in Treasury Regulation Section 1.401(a)-14) until the Participant's death or until the Participant's required beginning date (as described in Section 8.2(c)), whichever comes first.

         (c) Participant's Required Beginning Date. Notwithstanding the foregoing, payment of a Participant's Vested Benefit will be made (or commence) to the Participant no later than April 1 of the calendar year following the calendar year in which he or she (1) reaches age 70 1/2 or (2) for a Participant who is not a 5% owner (as defined in Code
         Section 416), terminates employment, whichever is later.

         (d) Beneficiary. A deceased Participant's Vested Benefit will become payable to his or her Beneficiary as soon as practicable after the Plan Administrator determines that the person has an interest in the Vested Benefit. A distribution generally must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death. However, if the Vested Benefit is payable to the Participant's spouse in installments, distribution must begin no later than December 31 of the calendar year (1) in which the Participant would have reached age 70 1/2, or (2) containing the first anniversary of the Participant's death, whichever is later.

8.3. Direct Rollover. Notwithstanding any provision of this Plan to the contrary that would otherwise limit a distributee's election under this Section 8, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         (a) Eligible Rollover Distribution. An eligible rollover distribution is any distribution or withdrawal of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include (1) any payment that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary or for a specified period of ten years or more; (2) any payment to the extent it is required under Code Section 401(a)(9); and (3) the portion of any payment that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). Any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan. A portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code Sections 408(a) or (b), or to a qualified defined contribution plan described in Code Sections 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

         (b) Eligible Retirement Plan. An eligible retirement plan is (1) an individual retirement account described in Code Section 408(a), (2) an individual retirement annuity described in Code Section 408(b), (3) an annuity plan described in Code Section 403(a), (4) a qualified trust described in Code Section 401(a), (5) an annuity contract described in Code Section 403(b) and (6) an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Code Section 414(p).

         (c) Distributee. A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

         (d) Direct Rollover. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee. Notwithstanding the foregoing, a hardship withdrawal under Section 7.3 shall not be treated as an eligible rollover distribution.

8.4. Claim for Benefit. A Participant or Beneficiary may be required to complete and file a claim for a benefit in an Election as a condition to payment of that benefit. All claims will be processed in accordance with the claims procedure in the summary plan description for this Plan. Any payment to a Participant or Beneficiary (or to their legal representative or heirs-at-law) made in accordance with the provisions of this Plan will to the extent of that payment be in full satisfaction of all claims under this Plan against the Trustee, the Plan Administrator and each Participating Employer, any of whom may require that person (or his or her legal representative or heirs-at-law), as a condition precedent to that payment, to execute a receipt and release in a form acceptable to the Trustee, Plan Administrator or Participating Employer, as the case may be.

8.5. No Estoppel of Plan. No person is entitled to any benefit under this Plan except and to the extent expressly provided under this Plan. The fact that payments have been made from this Plan in connection with any claim for benefits under this Plan does not (a) establish the validity of the claim, (b) provide any right to have the benefits continue for any period of time or (c) prevent this Plan from recovering the benefits paid to the extent that the Plan Administrator determines that there was no right to payment of the benefits under this Plan.

Thus, if a benefit is paid to a person under this Plan and thereafter the Plan Administrator determines that the benefit should not have been paid (whether or not attributable to an error by that person, the Plan Administrator or any other person), the Plan Administrator may take any action it deems necessary or appropriate to correct the overpayment, including without limitation by (1) deducting the amount of any overpayment previously made to or on behalf of that person from any succeeding payments to or on behalf of that person under this Plan or from any amounts due or owing to that person by any Affiliate or under any other plan, program or arrangement benefiting the employees or former employees of any Affiliate or (2) otherwise recovering the overpayment from the person who benefited from it.

If the Plan Administrator determines that an underpayment of benefits has been made, the Plan Administrator will take any action it deems necessary or appropriate to correct the underpayment. However, in no event will interest be paid on the amount of the underpayment other than the investment gain or loss credited to the Account pending payment.

8.6. Legally Incompetent. At the discretion of the Plan Administrator payments may be made (a) directly to an incompetent or disabled person, whether because of minority or mental or physical disability, (b) to an individual appointed by a court of competent jurisdiction as the guardian or custodian of that incompetent or disabled person or (3) to any person designated or authorized under any state statute to receive payments on behalf of that incompetent or disabled person, without further liability on the part of a Participating Employer, the Plan Administrator or the Trustee for the amount of the payments to the person on whose account the payment is made.

8.7. Missing Person. If a benefit is required to be paid under this Plan but the Plan Administrator is unable to locate (in accordance with reasonable procedures established for this purpose) the individual to whom payment is to be made, that individual's benefit will be treated as a Forfeiture as of the date determined by the Plan Administrator but no earlier than the last day of the Plan Year that includes the second anniversary of the date that benefit first became payable. However, the amount forfeited will be paid (from Forfeitures or from additional Participating Employer contributions) to the missing individual if he or she files a proper claim for the benefit while this Plan remains in effect. If the Plan Administrator is unable to locate a Participant or any Beneficiary for an Account and this Plan is terminated before the Account becomes a Forfeiture under this Section 8.7, those persons will be presumed dead upon the Plan's termination and the Account will be applied thereafter to pay administrative expenses of the Plan and Trust Fund.

8.8.     Other Payment Rules.

         (a) Withholding Obligations. The amount of any payment from an Account under this Plan will be reduced as necessary or appropriate to satisfy any applicable tax withholding requirements with respect to the payment.

         (b) Waiver of Notices. A Participant or Beneficiary may waive the notice period under Code Sections 401(a)(31), 402(f) or 411(a)(11).

         (c) Account Balance. A payment or Forfeiture from an Account may be delayed pending completion of allocations to the Account if necessary to avoid underpayment or overpayment.

         (d) Order of Withdrawal. Unless otherwise expressly set forth in this Plan, any payment of less than the Participant's entire Vested Benefit will be deducted from the subaccounts in a Participant's Account and the investment funds in which the subaccount is invested in accordance with procedures established by the Plan Administrator.

         (e) Reemployment. Except for required distributions under Section 8.2(c) or in-service withdrawals under Section 7.3, no payment will be made to a Participant under this Section 8 after he or she is reemployed as an Employee.

                   ss.9. NAMED FIDUCIARIES AND ADMINISTRATION

9.1. Named Fiduciaries. The Plan Sponsor and the Plan Administrator are the named fiduciaries responsible for the control, management and administration of this Plan. Any power or responsibility for the control, management or administration of this Plan that is not expressly assigned to a named fiduciary under the Plan, or with respect to which the proper assignment is in doubt, will be deemed to have been assigned to the Plan Sponsor. One named fiduciary will have no responsibility to inquire into the acts and omissions of the other named fiduciary in exercising its powers or discharging its responsibilities under this Plan.

A named fiduciary, by written instrument filed by the Plan Administrator with the records of the Plan, may designate a person who is not a named fiduciary to carry out any of its responsibilities under this Plan. A named fiduciary or a person designated to perform any responsibility of a named fiduciary pursuant to the procedure described in this Section 9.1 may employ one or more persons to render advice with respect to any responsibility assigned to the named fiduciary or allocated to that person under this Plan. Any person (including a member of a committee which is a Plan Administrator) may serve in more than one fiduciary capacity under this Plan, and a fiduciary may be a Participant if he or she otherwise satisfies the Plan's participation requirements.

9.2. Plan Administrator Appointment and Term of Office. If the Plan Administrator is a committee (the "Committee"), the Committee will (except on a temporary basis) consist of not less than three persons. The Committee members will be appointed by the Board and will serve without compensation. The Board has the right to remove any Committee member at any time, and a member may resign at any time by written resignation to the Board. The Board may fill by appointment any vacancy in the membership of the Committee.

9.3. Organization of Plan Administrator. If the Plan Administrator is a Committee, the Committee members may allocate among themselves by mutual consent specific Plan Administrator responsibilities and functions for the operation and administration of this Plan, provided that allocation is reported in the records of the Committee. The Committee will act by majority vote. The Committee may appoint agents or advisors to perform any functions it deems necessary and helpful to the effective performance of its duties and the duties of the individual Committee members. The compensation of those agents or advisors will be fixed by the Committee within limits set by the Board and will constitute an expense of the Plan.

9.4.     Plan Administrator Powers and Duties.

         (a) General. Except to the extent expressly reserved under this Plan to the Plan Sponsor, the Plan Administrator (or the Committee in the case of an appointment of a committee) has the exclusive responsibility and complete discretionary authority to control the operation, management and administration of this Plan, with all powers necessary to enable it properly to carry out those responsibilities, including (but not limited to) the power to construe this Plan, to determine eligibility for benefits, to settle disputed claims and to resolve all administrative, interpretive, operational, equitable and other questions that arise under this Plan. The decisions of the Plan Administrator on all matters within the scope of its authority will be final and binding. To the extent a discretionary power or responsibility under this Plan is expressly assigned to a person other than the Plan Administrator, that person will have complete discretionary authority to carry out that power or responsibility and that person's decisions on all matters within the scope of that person's authority will be final and binding.

         (b) Liquidity Requirements. The Plan Administrator will be responsible for determining the funding policy for the Plan, including any anticipated liquidity requirements and for communicating that policy to the Trustee when it deems appropriate.

         (c) Records. All Plan records will be maintained by or at the direction of the Plan Administrator.

         (d) Information from Others. The Plan Administrator, the Committee members, Participating Employers and their officers, directors, employees and agents will be entitled to rely upon all information and data in any certificate, report or other material prepared by any actuary, accountant, attorney, consultant or advisor selected by the Plan Administrator to perform services on behalf of this Plan. All action taken or omitted in good faith in reliance upon the advice or opinion of any of those persons will be conclusive upon all persons interested in this Plan.

9.5. Indemnification. To the extent that the Plan Administrator or a member of the Committee is not protected and held harmless by or through insurance, and to the extent permissible under ERISA and any other applicable law, the Plan Sponsor will indemnify the Plan Administrator and Committee members from and against any liability, assessment, loss, expense or other cost, of any kind or description whatsoever, including legal fees and expenses, actually incurred by the member on account of any action or proceeding, actual or threatened, that arises as a result of his or her being the Plan Administrator or a member of the Committee.

9.6. Reporting and Disclosure. The Plan Administrator will be responsible for satisfying any applicable reporting and disclosure requirement under federal or state law with respect to this Plan.

                     ss.10. DUTIES AND AUTHORITY OF TRUSTEE

The Trust Fund will be held, administered, controlled and invested by the Trustee subject to the terms of the Trust Agreement for the exclusive benefit of Participants and Beneficiaries.

                                 ss.11. LOANS.

11.1. Administration. The Plan Administrator will be the named fiduciary responsible for the administration of the loan program under this Plan. The Plan Administrator will establish objective nondiscriminatory written procedures for the loan program in compliance with Section 2550.408b-1 of the Department of Labor regulations. Those procedures and any amendments to those procedures, to the extent not inconsistent with the terms of this Plan, are incorporated by this reference as part of this Plan.

11.2.    Statutory Requirements.

         (a) General. All loans made under this Plan will comply with the following requirements under ERISA Section 408(b)(1):

                  (1) Loans will be made available to Participants and Beneficiaries who are eligible for a loan on a reasonably equivalent basis.

                  (2) Loans will not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees.

                  (3) Loans will be made in accordance with specific provisions regarding loans set forth in this Plan and the written loan procedures described above.

                  (4)      Loans will bear a reasonable rate of interest.

                  (5) Loans will be adequately secured by 1/2 of the Participant's Vested Benefit or, if less, the amount of the outstanding loan principal balance.

         (b) Repayments. Principal and interest on the loan must be repaid in substantially level installments with payments not less frequently than quarterly over a period of 5 years or less, unless such loan is used to acquire the principal residence of the Participant, then over a period of 10 years. The Plan Administrator may establish other payment rules, including rules regarding a grace period and suspension of payments during unpaid leaves of absence, in the written loan procedures.

         (c) Limitations on Amounts. The principal amount of a loan made under this Plan to a Participant or Beneficiary, together with the outstanding principal amount of any loan made under any plan maintained by an Affiliate that satisfies the requirements of Code Sections 401 or 403, may not exceed the lesser of

                  (1) 50% of that person's Vested Benefit at the time the loan is made, or

                  (2)      $50,000, reduced by the excess (if any) of

                           (A) the highest outstanding balance of any previous loans from this Plan and any other plan maintained by an Affiliate during the one-year period ending immediately before the date on which the current loan is made over

                           (B) the outstanding balance of the previous loans on the date on which the current loan is made.

                  (3) If at anytime the Plan Administrator imposes restrictions on investments in the Lodgian Stock Fund pursuant to Section 5.2, the portion of a Participants' Account invested in the Lodgian Stock Fund will not be considered in the amount available for a loan under this Section 11. Similarly, any interest in the Lodgian Warrant Funds will also be disregarded for purposes of determining the amount available for a loan unless such amount consists solely of cash.

         The Plan Administrator may establish other loan limits, including minimum loan amounts and rules regarding the subaccounts from which a loan may be made, in the written loan procedures.

11.3. Distribution and Default. The Vested Benefit actually payable to an individual who has an outstanding loan will be determined by reducing the Vested Benefit by the amount of the security interest in the Account (if any). Notwithstanding anything to the contrary in this Plan or in the written loan procedures described above, in the event of default, foreclosure on the note and execution of the security interest in an Account will not occur until a distributable event occurs under this Plan and interest will continue to accrue only to the extent permissible under applicable law.

11.4. USERRA. Loan repayments will be suspended under this Plan as permitted under Section 414(u) of the Internal Revenue Code.

                        ss.12. AMENDMENT AND TERMINATION

12.1. Amendment. The Plan Sponsor on behalf of all Participating Employers has the right to amend this Plan in any respect whatsoever and at any time by action of the Board, or a committee of the Board to which such authority has been delegated. An officer of the Plan Sponsor has the right to amend the Plan if such amendment is to comply with law. No amendment will be made that (unless otherwise permissible under applicable law) would (a) divert any of the assets of the Trust Fund to any purpose other than the exclusive benefit of

Participants and Beneficiaries, (b) eliminate or reduce an optional form of benefit, except as permitted by law or (c) decrease a Participant's accrued benefit under the Plan. However, this Plan may be amended retroactively to affect the Accounts maintained for any person if necessary to cause this Plan and the Trust Fund to be exempt from income taxes under the Code.

12.2. Termination. The Plan Sponsor expects this Plan to be continued indefinitely but, of necessity, it reserves the right to terminate or to partially terminate this Plan or to permanently discontinue contributions to this Plan at any time by action of the Board. Each other Participating Employer will have the right by action of its Board of Directors to terminate or to partially terminate its participation in this Plan or to permanently discontinue its contributions to this Plan. In the case of any termination of or permanent discontinuance of contributions to this Plan, the Account of each affected Participant who is an Employee as of its effective date will become fully vested. Further, the Plan Administrator will, where appropriate, direct (1) the allocation of unallocated amounts to the Accounts of affected individuals, (2) distributions from those Accounts in accordance with procedures established by the Plan Administrator consistent with Code Section 401(k), (3) any action necessary to implement the missing person provisions under Section 8.7 and (4) the return of any Trust Fund assets attributable to a Code Section 415 suspense account in accordance with Section 13.5.

                             ss. 13. MISCELLANEOUS

13.1. Headings and Construction. The headings and subheadings in this Plan have been inserted for convenience of reference only and are to be ignored in construction of the provisions of this Plan. All references to sections and to subsections are to sections and subsections of this Plan unless otherwise indicated. Where appropriate, the singular should be read as the plural and the plural as the singular. Any reference to a statute also includes any successor statute and, if any amendment renumbers a section of a statute referred to in this Plan, that reference automatically will become a reference to that section as renumbered. This Plan is to be construed in accordance with the laws of the State of Georgia to the extent that those laws are not preempted by federal law. This Plan does not, and should not be construed to, grant any rights or privileges to Participants or Beneficiaries in addition to those minimum rights and privileges required under the Code and ERISA.

13.2. Nontransferability. Except to the extent permitted by law and subject to Section 13.7, no Account, benefit, payment or distribution under this Plan will be subject to the claim of, or legal process by, any creditor of a Participant or Beneficiary, and no Participant or Beneficiary will have any right to alienate, commute, anticipate or assign all or any portion of his or her Account, benefit, payment or distribution under this Plan.

13.3. Benefits Supported Only by Trust Fund. Any person having any claim for any benefit under this Plan must look solely to the assets of the Trust Fund for satisfaction of that claim. In no event will a Participating Employer, the Plan Administrator, the Trustee or any of their employees, officers, directors or agents be liable in their individual capacities to any person whomsoever for the payment of benefits under the provisions of this Plan.

13.4. Nondiscrimination. The Plan Administrator, will administer this Plan in a uniform and consistent manner with respect to all similarly situated Participants and Beneficiaries and will not permit discrimination in favor of highly compensated employees that would be prohibited under Code Section 401(a).

13.5. Nonreversion. No part of the Trust Fund will ever be used for or be diverted to purposes other than for the exclusive benefit of Participants and Beneficiaries except that, upon direction of the Plan Administrator, the Trustee will return contributions to a Participating Employer in the following circumstances, to the extent permitted by the Code and ERISA:

         (a) a contribution made by a mistake of fact will be returned, provided the return is made within one year after the payment of the contribution;

         (b) a nondeductible contribution will be returned, provided the return is made within one year after the Internal Revenue Service denies the deduction for the contribution, all Plan contributions being made expressly on the condition that the contributions are deductible in full for federal income tax purposes; and

         (c) any amount held in a Code Section 415 suspense account (as described in Section 6.2(d)) that cannot be allocated upon the termination of this Plan will be returned.

13.6.    Merger, Consolidation or Similar Transaction.

         (a) General. In the case of any merger or consolidation of this Plan with, or transfer of assets or liabilities of this Plan to, any other employee benefit plan, each person for whom an Account is maintained will be entitled to receive a benefit from this Plan or the other plan, as applicable, if it is then terminated, that is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation or transfer, if this Plan had then been terminated.

         (b) Authorization. The Plan Administrator may authorize the Trustee to accept a transfer of assets from or to transfer Trust Fund assets to the trustee, custodian or insurance company holding assets of any other plan that satisfies the requirements of Code Section 401(a), in connection with a merger or consolidation with or other transfer of assets to or from that plan, provided that (1) the transfer will not affect the qualification of this Plan under Code Section 401(a) and (2) the assets to be transferred are acceptable to the Trustee.

         (c) No Annuities. No assets may be transferred directly to this Plan from a plan described in Code Section 401(a)(11)(B) that is subject to the survivor annuity requirements in Code Section 417, unless the transfer meets the requirements of Code Section 414(l) and the person for whom the transfer is made has made an elective transfer that satisfies the requirements in Q&A-3(b) of Treas. Reg. Section 1.411(d)-4.

13.7. Qualified Domestic Relations Order. In accordance with uniform and nondiscriminatory procedures established by the Plan Administrator from time to time, the Plan Administrator will, upon the receipt of a domestic relations order that seeks to require the distribution of a Participant's Account in whole or in part to an alternate payee (as defined in Code Section 414(p)(8)),

         (a) promptly notify the Participant and alternate payee of the receipt of the order and of the procedure that the Plan Administrator will follow to determine whether the order constitutes a qualified domestic relations order (within the meaning of Code Section 414(p));

         (b) determine whether the order constitutes a qualified domestic relations order, notify the Participant and the alternate payee of the results of its determination and, if the Plan Administrator determines that the order does constitute a qualified domestic relations order;

         (c) transfer any amounts that the Plan Administrator determines necessary or appropriate from the Participant's Account to a special account for the alternate payee; and

         (d) make any distributions to the alternate payee from the special account that the Plan Administrator deems called for under the terms of the order in accordance with Code Section 414(p).

Unless otherwise provided in the order, an alternate payee's special account shall be distributed as soon as practicable after the account has been established in a lump sum, without regard to whether a distribution would be permissible at that time to a Participant under the terms of this Plan. Unless otherwise provided in the order, if an alternate payee dies before his or her special account is paid in full, the balance in the account will be paid to the person designated by the alternate payee as his or her Beneficiary or, if no Beneficiary designation is made, to the alternate payee's estate.

13.8.    Top Heavy Plan.

         (a) Determination of Top-Heavy Status. This section shall apply for purposes of determining whether the Plan is a top-heavy plan under Code Section 416(g) and whether the Plan satisfies the minimum benefits requirements of Code Section 416(c) for Plan Years beginning on or after January 1, 2002. If, as of the last day of any such Plan Year ("determination date"), the sum of the present value of the accrued benefits of key employees (as defined below) exceeds 60% of the sum of the present value of the accrued benefits of all employees as of that determination date, this Plan will be top heavy for the immediately following Plan Year. For this purpose,

                  (1) Key Employee. Key employee means any employee or former employee (including any deceased employee) who at any time during the Plan Year that includes the determination date was an officer of an Affiliate having annual compensation greater than $130,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002), a 5-percent owner of an Affiliate, or a 1-percent owner of an Affiliate having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Code Section 415(c)(3). The determination of who is a key employee will be made in accordance with Code Section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

                  (2)      Determination of Present Values and Amounts. This
                  Section 13.9(a) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date. The present value of the accrued benefit of each employee will equal the sum of:

                           (i) the balance of his or her Account under this Plan (determined for this purpose as of each determination date); and

                           (ii) the present value of his or her accrued benefit, if any, under each of the following plans (determined as of the valuation date that coincides with or precedes the determination date for that plan) under

                                    (A)      each qualified plan (as described
                                    in Code Section 401(a)) maintained by an Affiliate (i) in which a key employee is a participant or (ii) that enables any plan described in subclause (i) to meet the requirements of Code Sections 401(a)(4) or 410, and

                                    (B)      each other qualified plan
                                    maintained by an Affiliate (other than a plan described in clause (A)) that may be aggregated with this Plan and the plans described in clause (A), provided the aggregation group (including a plan described in this clause (B)) continues to meet the requirements of Code Sections 401(a)(4) and 410.

                  (3) Distribution During Year Ending on the Determination Date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under Code Section 416(g)(2) during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code Section 416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period".

                  (4) Employees Not Performing Services During Year Ending on the Determination Date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

         (b) Special Top Heavy Plan Rules. Notwithstanding any other rules to the contrary in this Plan, the following special rules will apply if the Plan Administrator determines that this Plan is top heavy for any Plan Year.

                  (1) Minimum Contribution. A contribution will be made by the Participating Employer for the Plan Year for each Participant described in Section 1.23(a) who is not a key employee and who is an Eligible Employee on the last day of that Plan Year that, when added to the employer contributions and forfeitures otherwise allocated on behalf of such individual for such Plan Year under this Plan and any other defined contribution plan maintained by an Affiliate, is equal to

                           (i)      the excess, if any, of:

                                    (A)      the lesser of (a) 3% of the
                                    Participant's Compensation or (b) the
                                    largest amount (expressed as a percentage of Compensation) of Forfeitures, 401(k) Contributions and Matching Contributions allocated for the Plan Year to the Account of any key employee; over

                                    (B)      the total Forfeitures and Matching
                                    Contributions allocated to the Participant's
                                    Account for the Plan Year; or

                           (ii) for each such Eligible Employee who also participates in a top heavy defined benefit plan maintained by an Affiliate, 5% of such Eligible Employee's Compensation for such year;

                  provided, however, that no such contribution shall be made under this Section 13.8(b) for any Eligible Employee to the extent such Eligible Employee receives the top heavy minimum contributions (as described in Code Section 416(c)) under another defined contribution plan maintained by an Affiliate for such Plan Year.

                  (2) Matching Contributions. Matching Contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Code Section 416(c)(2) of the Plan. The preceding sentence shall apply with respect to Matching Contributions and Safe Harbor Matching Contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Matching Contributions that are used to satisfy the minimum contribution requirements shall be treated as Matching Contributions for purposes of the ACP Test and other requirements of Code Section 401(m).

IN WITNESS WHEREOF, the Plan Sponsor and the Participating Employers have caused this Plan to be executed by their duly authorized officers and each to have its seal to be affixed as of the date set forth below.


                                  LODGIAN, INC.



                                  By: /s/ Daniel E. Ellis
                                     -------------------------------------------


                                  Title: Senior Vice President & General Counsel
                                        ----------------------------------------


                                  Date: 9/1/03
                                       -----------------------------------------

                                APPENDIX A TO THE
                            LODGIAN, INC. 401(k)PLAN
                            EFFECTIVE JANUARY 1, 2002

         The allocation of 401(k) Contributions made under the Plan will be subject to the limitations of this Appendix A for the Plan Year ending December 31, 2002 and any Plan Year beginning on or after January 1, 2003 in which the Participating Employers do not make a Safe Harbor Matching Contribution to the Plan. The allocation of Matching Contributions made under the Plan will be subject to the limitation of this Appendix A for the Plan Year ending December 31, 2002. No Matching Contributions will be made to the Plan for Plan Years beginning on or after January 1, 2003.

The following terms have the following meanings for purposes of this Appendix A:

ACP -- means the ratio (expressed as a percentage) of (a) the Matching Contributions credited to a Participant's Account for the applicable Plan Year to (b) his or her Compensation for the applicable Plan Year.

ACP Test -- means the Code Section 401(m) nondiscrimination test described in
Section 2 below.

ADP -- means the ratio (expressed as a percentage) of (a) the 401(k) Contributions credited to a Participant's Account for the applicable Plan Year to (b) his or her Compensation for the applicable Plan Year.

ADP Test -- means the Code Section 401(k) nondiscrimination test described in
Section 1 below.

Excess Aggregate Contributions -- means the excess of (a) the Matching Contributions actually made on behalf of Highly Compensated Employees for a Plan Year over (b) the maximum permissible amount of Matching Contributions for that Plan Year under the ACP Test described in this Appendix A.

Excess Contributions -- means the excess of (a) the 401(k) Contributions actually made on behalf of Highly Compensated Employees for a Plan Year over (b) the maximum permissible amount of 401(k) Contributions for that Plan Year under the ADP Test described in this Appendix A.

Section 1. Code Section 401(k) Limitations for Highly Compensated Employees.

         (a) ADP Test. Each Plan Year a determination will be made whether the average of the Highly Compensated Employees' ADPs for that Plan Year, when compared to the average of the Nonhighly Compensated Employees' ADPs for the preceding Plan Year, satisfies either of the following tests:

                  (1) the average of the ADPs for all Highly Compensated Employees is not more than 125% of the average of the ADPs for all Nonhighly Compensated Employees, or


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
                  (2) the average of the ADPs for all Highly Compensated Employees is not more than two times the average of the ADPs for all Nonhighly Compensated Employees, and the excess of the average of the ADPs for all Highly Compensated Employees over the average of the ADPs for all Nonhighly Compensated Employees is not more than two percentage points.

         In performing the ADP Test for a Plan Year, the applicable averages will be calculated taking into account each Participant who was an Eligible Employee at any time during that Plan Year.

         (b)      Aggregation with Other Plans or Arrangements. For purposes of
         Section 1 of this Appendix A, all contributions made on a Highly Compensated Employee's behalf under Code Section 401(k) for a Plan Year under any other plan described in Code Section 401(k) maintained by an Affiliate will be treated as if made under this Plan in determining his or her ADP for that Plan Year. If this Plan satisfies the coverage requirements of Code Section 410(b) only if aggregated with one or more other plans or if one or more other plans satisfy the coverage requirements of Code Section 410(b) only if aggregated with this Plan, this 1 of Appendix A will be applied by determining the ADPs of all Participants as if all those plans were a single plan.

         (c) Other Requirements and Elections. The determination and treatment of the 401(k) Contributions and ADP of any Participant will satisfy any other requirements prescribed by the Secretary of the Treasury, including any subsequent IRS guidance issued under Code
         Section 401(k), and, in performing the ADP Test, the Plan Administrator may use any alternatives and elections authorized under the applicable regulations, rulings or revenue procedures.

         (d)      Action to Satisfy ADP Test.

                  (1) Refund of Excess Contributions. Excess Contributions for a Plan Year (adjusted for investment gain or loss) will be refunded no later than the last day of the immediately following Plan Year to Highly Compensated Employees on whose behalf the Excess Contributions were made. Refunds will be made on the basis of the amount of 401(k) Contributions, starting with the Highly Compensated Employee with the greatest dollar amount of 401(k) Contributions and ending when the Excess Contributions have been refunded in full. The Excess Contributions that would otherwise be refunded will be reduced (in accordance with the Code Section 401(k) regulations) by any refund made to the Highly Compensated Employee under Section 6.3 of the Plan.

                  (2) Determination of Investment Gain or Loss. Excess Contributions will be adjusted for investment gain or loss for the Plan Year for which the contributions were made in accordance with the regulations under Code Section 401(k) but will not be adjusted for investment gain or loss for the period between the end of the Plan Year and the date the Excess Contributions are distributed.

Section 2. Code Section 401(m) Limitations For Highly Compensated Employees.

         (a) Each Plan Year a determination will be made whether the average of the Highly Compensated Employees' ACPs for that Plan Year, when compared to the average of the Nonhighly Compensated Employees' ACPs for the preceding Plan Year, satisfies one of the following tests:

                  (1) the average of the ACPs for all Highly Compensated Employees is not more than 125% of the average of the ACPs for all Nonhighly Compensated Employees, or

                  (2) the average of the ACPs for all Highly Compensated Employees is not more than two times the average of the ACPs for all Nonhighly Compensated Employees, and the excess of the average of the ACPs for all Highly Compensated Employees over the average of the ACPs for all Nonhighly Compensated Employees is not more than two percentage points.

         In performing the ACP Test for a Plan Year, the applicable averages will be calculated taking into account each Participant who was an Eligible Employee at any time during that Plan Year.

         (b)      Aggregation with Other Plans or Arrangements. For purposes of
         Section 2 of this Appendix A, all employee contributions (within the meaning of Code Section 401(m)) and matching contributions (within the meaning of Code Section 401(m)(4)) allocated to a Highly Compensated Employee's account for a Plan Year under any other plan described in Code Sections 401(a) or 401(k) maintained by an Affiliate will be treated as if made under this Plan in determining his or her ACP for that Plan Year. If this Plan satisfies the coverage requirements of Code Section 410(b) only if aggregated with one or more other plans or if one or more other plans satisfy the coverage requirements of Code
         Section 410(b) only if aggregated with this Plan, Section 2 of this Appendix A will be applied by determining the ACPs of all Participants as if all those plans were a single plan.

         (c) Other Requirements. The determination and treatment of the Matching Contributions and ACP of any Participant will satisfy any other requirements prescribed by the Secretary of the Treasury, including any subsequent IRS guidance issued under Code Section 401(m), and, in performing the ACP Test, the Plan Administrator may use any alternatives and elections authorized under the applicable regulations, rulings or revenue procedures.

         (d)      Action to Satisfy ACP Test.

                  (1) Distribution or Forfeiture of Excess Aggregate Contributions. Excess Aggregate Contributions for a Plan Year (adjusted for investment gain or loss) will be forfeited to the extent forfeitable under Section 7.1 or distributed to the extent not so forfeitable from the Accounts of Highly Compensated Employees no later than the last day of the immediately following Plan Year. The distributions or Forfeitures will be made on the basis of the amount of Matching Contributions, starting with the Highly Compensated Employee with the greatest dollar amount of Matching Contributions and ending when the Excess Aggregate Contributions have been distributed or forfeited in full.

                  (2) Determination of Investment Gain or Loss. Excess Aggregate Contributions will be adjusted for investment gain or loss for the Plan Year for which the contributions were made in accordance with the regulations under Code Section 401(m) but will not be adjusted for investment gain or loss for the period between the end of the Plan Year and the date the Excess Aggregate Contributions are distributed.


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

                                APPENDIX B TO THE
                            LODGIAN, INC. 401(k) PLAN

An Employee will be credited with service under the Plan for his or her service with the following employers on the same basis as is used to determine service with an Affiliate under the Plan:

                  -        Servico Corporation;
                  -        Impac Hotel Group;
                  -        AMI Operating Partners, L.P.;
                  - Any other employers for whom service was credited under the qualified retirement plan(s) of Servico Corporation, Impac Hotel Group, or AMI Operating Partners, L. P.; and
                  - Any other employer required to be aggregated with any of the above three entities under Code Sections 414(b), (c), (m) or (o).


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